Exhibit 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2008 of Cardtronics, Inc. (“Cardtronics”) as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), the undersigned each hereby certifies, pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cardtronics as of the dates and for periods presented as required by such Report.

Date: May 13, 2008	By:	/s/ Jack Antonini
Jack Antonini
President and Chief Executive Officer

Date: May 13, 2008	By:	/s/ J. Chris Brewster
J. Chris Brewster
Chief Financial Officer